            March 19, 2020

Uranium Energy Corp.

1030 West Georgia Street, Suite 1830

Vancouver, British Columbia, Canada V6E 2Y3

Attention: Amir Adnani, Chief Executive Officer

Dear Mr. Adnani:

 Reference is made to the At The Market Offering Agreement, dated as of April 9, 2019 (the "ATM Agreement"), between Uranium Energy Corp. (the "Company") and H.C. Wainwright & Co., LLC (the "Lead Manager") and the co-managers set forth on the signature pages thereto (each, a "Co-Manager", and collectively with the Lead Manager, the "Managers").  This letter (the "Amendment") constitutes an agreement between the Company and the Managers to amend the ATM Agreement as set forth herein.  Defined terms that are used but not defined herein shall have the meanings ascribed to such terms in the ATM Agreement.

1. The defined term "Agreement" in the ATM Agreement is amended to mean the ATM Agreement as amended by this Amendment.

2.           All references in the ATM Agreement to "Eight Capital Corp." are amended to "Eight Capital."

3. The defined term "Registration Statement" in the ATM Agreement is amended and restated as follows:

""Registration Statement" shall mean, collectively, (i) for the period from April 9, 2019 until the Second Shelf Effective Date (as defined herein), the shelf registration statement (File Number 333-215444) on Form S-3 (the "First Registration Statement") that was initially declared effective on March 10, 2017 and (ii) for the period from the Second Shelf Effective Date and thereafter, a new shelf registration statement (File Number 333-236571) on Form S-3 (the "Second Registration Statement") that was filed prior to the expiration of such First Registration Statement and that was declared effective by the Commission on March 3, 2020 (such date of effectiveness of the Second Registration Statement, the "Second Shelf Effective Date"), including exhibits and financial statements and any prospectus supplement relating to the Shares that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective, shall also mean such registration statement as so amended, and includes any 462(b) Registration Statement."

4. The first sentence of Section 2 of the ATM Agreement is hereby amended and restated as follows:

"The Company proposes to issue and sell through or to the Manager, as sales agent and/or principal, from time to time during the term of this Agreement and on the terms set forth herein, up to the Maximum Amount (as defined below), which is equal to the lesser of such number of shares (the "Shares") of the Company's common stock, $0.001 par value per share ("Common Stock"), that (a) equals the number or dollar amount of shares of Common Stock registered on the Registration Statement pursuant to which the offering is being made, (b) equals the number of authorized but unissued shares of Common Stock (less the number of shares of Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company's authorized capital stock), (c) equals the number or dollar amount of Shares authorized by Board, or (d) would cause the Company or the offering of the Shares to not satisfy the eligibility and transaction requirements for use of Form S-3, including, if applicable, General Instruction I.B.6 of Registration Statement on Form S-3 (the lesser of (a), (b), (c) and (d), the "Maximum Amount")."

5. Section 2(b)(iv) of the ATM Agreement is hereby amended and restated as follows:

"The Designated Manager may sell Shares by any method permitted by law deemed to be an "at the market offering" as defined in Rule 415 under the Act, including without limitation sales made directly on the Trading Market, on any other existing trading market for the Common Stock or to or through a market maker.  The Designated Manager may also sell Shares in privately negotiated transactions, provided that the Designated Manager receives the Company's prior written approval for any sales in privately negotiated transactions and if so provided in the "Plan of Distribution" section of the Prospectus Supplement or another Prospectus Supplement filed for such negotiated transaction.  For the avoidance doubt, each of the Managers agrees, severally and not jointly, that (i) it shall not offer or sell Shares in Canada, (ii) it will not, to the best of its knowledge, offer or sell Shares to a person that it knows or has reason to believe is in Canada or has been pre-arranged with a buyer in Canada, or to any person who it knows or has reason to believe is acting on behalf of persons in Canada or to any person whom it knows or has reason to believe intends to reoffer, resell or deliver the Shares to any persons in Canada or acting on behalf of persons in Canada, and (ii) no advertisement, solicitation, conduct or negotiation directly or indirectly in furtherance of the sale of Shares contemplated hereunder shall be undertaken in Canada by the Company or the Managers in respect of the offer and sale of Shares contemplated hereunder.  Notwithstanding anything herein to the contrary, Eight Capital will not undertake any sales of the Shares on the Trading Market or any other existing market for the Common Stock in the United States."

6. Section 2(d) of the ATM Agreement is hereby amended by deleting in full the first sentence of Section 2(d).

7. Section 8(c) of the ATM Agreement is hereby amended and restated as follows:

"This Agreement shall remain in full force and effect until the date that this Agreement is terminated pursuant to Sections 8(a) or (b) above or otherwise by mutual agreement of the parties, provided that any such termination by mutual agreement shall in all cases be deemed to provide that Sections 5, 6, 7, 8, 9, 10, 12 and 14 shall remain in full force and effect."

8. The ATM Agreement is hereby amended by inserting as a new Section 17 as follows:

"17.  Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Lead Manager.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right."

9. The Company and the Managers hereby agree that the date of this Amendment shall be a Representation Date under the ATM Agreement (provided, however, that the deliverables under Section 6(d) of the ATM Agreement shall not be required on the date of this Amendment) and the Company shall file a Prospectus Supplement with the Commission on the date hereof.

10. In connection with the amendments to the ATM Agreement set forth herein, the Company shall reimburse the Lead Manager for the fees and expenses of Lead Manager's counsel in an amount not to exceed $15,000, which shall be paid on the date hereof.

11. Except as expressly set forth herein, all of the terms and conditions of the ATM Agreement shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein.

12. This Amendment may be executed in two or more counterparts and by facsimile or ".pdf" signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

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In acknowledgment that the foregoing correctly sets forth the understanding reached by the Company and the Managers, please sign in the space provided below, whereupon this Amendment shall constitute a binding amendment to the ATM Agreement as of the date indicated above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By /s/ Edward Silvera___________
Name: Edward Silvera
Title: Chief Operating Officer

Accepted and Agreed:

URANIMUM ENERGY CORP.

By: _/s/ Amir Adnani__________

Name:  Amir Adnani

Title:    President and CEO

[SIGNATURE PAGE TO UEC AMENDMENT TO ATM AGREEMENT]

[SIGNATURE PAGES CONTINUE]

TD SECURITIES (USA) LLC

By:_/s/ Dorian Cochran________

Name:  Dorian Cochran

Title:    Managing Director, Investment Banking

Address for Notice:

31 West 52nd Street, New York, NY, U.S.A.  10019-6101

Attention:  Dorian Cochran

HAYWOOD SECURITIES (USA) INC.

By: /s/ Elaine Anderson

Name:  Elaine Anderson

Title:    VP & Manager Investment Banking

Address for Notice:

Suite 700, 200 Burrard Street, Vancouver, British Columbia, Canada, V6C 3L6

Attention:  Kevin Campbell, Managing Director

ROTH CAPITAL PARTNERS, LLC

By: /s/ Aaron M. Gurewitz

Name:  Aaron M. Gurewitz

Title:    Head of Equity Capital Markets

Address for Notice:

888 San Clemente Drive, Newport Beach, California, 92660

Attention:  Equity Capital Markets

[SIGNATURE PAGE TO UEC AMENDMENT TO ATM AGREEMENT]

EIGHT CAPITAL

By: /s/ John Sutherland

Name:  John Sutherland

Title:    Principal, Managing Director, Investment Banking

Address for Notice:

Suite 2900, 100 Adelaide Street West, Toronto, Ontario, Canada, M5H 1S3

Attention:

CORMARK SECURITIES (USA) LIMITED

By: /s/ Julie Eisenstat

Name:  Julie Eisenstat

Title:    Managing Director, Chief Compliance Officer

Address for Notice:

200 Bay Street, Suite 2800, Toronto, Ontario, Canada, M5J 2J2

Attention:

[SIGNATURE PAGE TO UEC AMENDMENT TO ATM AGREEMENT]